Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Cano Health, Inc. (the “Company”) for the period ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eladio Gil, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

By:	/s/ Eladio Gil
Eladio Gil Chief Financial Officer (Principal Financial Officer)

Date: May 10, 2024